UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Freeport-McMoRan Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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C 1234567890 000004 MMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to access the proxy materials! MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/FCX or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Notice of 2021 Annual Meeting of Stockholders 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Freeport-McMoRan Inc. Annual Meeting of Stockholders to be Held on June 8, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 annual meeting of stockholders are available on the Internet. Follow the instructions below to (i) view the proxy materials, which consist of the proxy statement and annual report to stockholders, and submit your proxy and voting instructions online, or (ii) request a paper copy of, or a link via email to, the proxy materials and/or (iii) select a future delivery preference. The items to be voted on and website address and password needed to join and participate in the virtual annual meeting are on the reverse side of this notice. Your vote matters! This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the proxy materials before submitting your proxy and voting instructions. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/FCX Easy Online Access — View your proxy materials and submit your proxy and voting instructions. Step 1: Go to www.envisionreports.com/FCX. Step 2:    Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. You will need your control number in the shaded bar above. Step 4:    Make your selections as instructed on each screen for your delivery preferences. Step 5:    Submit your proxy and voting instructions. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of, or a link via email to, the proxy materials, you must request one. You will not otherwise receive a paper copy or a link via email. Please make your request as instructed on the reverse side of this notice. 2NOT COY + 03ENLG

Notice of 2021 Annual Meeting of Stockholders The Freeport-McMoRan Inc. Annual Meeting of Stockholders will be a virtual meeting of stockholders conducted exclusively via a live audio webcast, accessible at www.meetingcenter.io/290222756 on June 8, 2021 at 1:00 p.m. Eastern Time. You can join and participate in the virtual annual meeting by accessing www.meetingcenter.io/290222756 and selecting “I have a Control Number.” Enter your control number that is in the shaded bar on the reverse side of this notice and the password, which is FCX2021. A list of Freeport-McMoRan’s stockholders of record will be available to be viewed by stockholders on the meeting website during the virtual annual meeting. If you encounter technical difficulties accessing or during the virtual annual meeting, please go to support.vevent.com for common issues and questions or click on the “Help” link in the upper right hand corner during the audio webcast for information on the supported operating systems and browsers. Proposals to be voted on at the virtual annual meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the director nominees in Proposal 1 and FOR Proposals 2 and 3. 1.    Election of seven directors. Nominees are:    01 David P. Abney    02 Richard C. Adkerson    03 Robert W. Dudley    04 Lydia H. Kennard    05 Dustan E. McCoy    06 John J. Stephens    07 Frances Fragos Townsend 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021. 3.    Approval, on an advisory basis, of the compensation of our named executive officers. After you have reviewed the proxy materials, you may submit your proxy and voting instructions online at www.envisionreports.com/FCX by logging in with your control number in the shaded bar on the reverse side of this notice. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares of Freeport-McMoRan Inc. common stock you must submit your proxy and voting instructions online, request a paper copy of the proxy materials to receive a proxy card, which you must sign, date and return, or join the virtual annual meeting online using your control number in the shaded bar on the reverse side of this notice and vote your shares electronically during the meeting. Here’s how to request a paper copy of, or a link via email to, the proxy materials and select current and future delivery preferences: There is no charge to you for requesting a paper copy of, or a link via email to, the proxy materials. Current and future delivery requests can be submitted using the options below. If you request an email copy of the proxy materials, you will receive an email with a link to the proxy materials for the 2021 annual meeting. PLEASE NOTE: You must use your control number in the shaded bar on the reverse side of this notice when requesting a paper copy of, or a link via email to, the proxy materials. —    Internet – Go to www.envisionreports.com/FCX. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials Freeport-McMoRan Inc.” in the subject line. Include your full name and address, plus your control number located in the shaded bar on the reverse side of this notice, and state that you want a paper copy of, or a link via email to, the proxy materials.    To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 28, 2021, and all requests for a link via email to the proxy materials must be received on or before June 4, 2021.    We strongly encourage you to sign up for electronic delivery of future proxy materials. Opting to receive your proxy materials electronically will reduce the costs incurred by the company to print and mail your proxy materials, provide you with fast access to your proxy materials and help us further our sustainable practices.